                                 Exhibit # 10.16

                        CLEC License approval Letter - MS

               BEFORE THE PUBLIC SERVICE COMMISSION OF MISSISSIPPI

DOCKET NO. 97-AD-770
                           IN RE:   APPLICATION OF BELLSOUTH TELECOMUNICATIONS,
                           INC. AND COMPETITIVE COMMUNICATIONS, INC. FOR
                           APPROVAL OF AN INTERCONNECTION AGREEMENT UNDER
                           THE TELECOMMUNICATIONS ACT OF 1996

                                      ORDER

        This matter is before the Mississippi Public Service Commission
("Commission") upon the request of Bellsouth Telecommunications, Inc.
("BellSouth") and Competitive Communications, Inc. ("CCI") for approval of
Amendment to Interconnection Agreement Between BellSouth Telecommunications,
Inc. and Competitive Communications, Inc. dated October 1, 1996 pursuant to the provisions of Sections 251 and 252 of the Telecommunications Act of 1996 (the
"Amendment"). The original interconnection agreement between the parties dated
October1, 1996 (the "Intercommunication Agreement") has been previously approved in this docket by the Commission on January 22, 1998.

        The Commission, being fully apprised in the premises and having considered the documents before it, and upon recommendation of the Mississippi
Public Utilities Staff ("MPUS"), finds that it is appropriate to approve the
Amendment for the reasons set forth below:

                                       I.

        On August 31,1999, BellSouth and CCI filed with this Commission a copy of their Amendment which had been negotiated between them pursuant to Sections
251 and 252 of the Act, together with a request that the Commission approve said
Amendment pursuant to Section 252(e) of the Act.

                                       II.

        Simultaneously with the filing of the Amendment on August 31, 1999, CCI and BellSouth provided notice of said filing of all parties of record in Docket
No. 95-UA-358, the docket pending before this Commission for consideration of local exchange telecommunications competition in Mississippi. Said notice set forth the intention of CCI and BellSouth to present the Amendment to the
Commission for approval on or after twenty-five (25) days from August 31, 1999, the date of said notice. No opposition or objection has been raised to said
Amendment.

                                      III.

        This Commission has duly considered the Amendment in view of the Act, particularly Section 252 (e)(2)(A) which provides:

(2)  Grounds  for rejection.--The  State commission may only reject--

    (A) An agreement (or portion thereof) adopted by negotiation  under subsection (a) if it finds that--

       (i) the agreement (or portion thereof) discriminates against a telecommunications carrier not a party to the agreement; or

        (ii) the  implementation of such agreement or portion is not consistent with the public  interest,  convenience,  and  necessity;....

Thus, our review of such agreements is restricted to determining: (1) whether the agreement discriminates against a telecommunications carrier not a party to the agreement; or (2) whether or not the implementation of such agreement is consistent with the public interest, convenience, and necessity. Further, any party contending that a negotiated agreement is either discriminatory or contrary to the public interest, convenience, and necessity has the burden of proving such.

                                      IV.

        Upon a review of the Amendment, the Commission finds that the Amendment meets the standards set forth in Section 252 (e) for the approval by this
Commission. The Amendment does not discriminate in any manner against any telecommunications carrier not a party to the Amendment nor has any telecommunications carrier made such a claim. The Amendment simply sets forth the terms and conditions of the business relationship between BellSouth and CCI.
Those terms and conditions, on their face, do not address any other telecommunications carrier and this Commission's review has not revealed any discriminatory intent or result inherent in those terms and conditions.
Moreover, BellSouth has represented that pursuant to Section 252 (1) of the Act, it will make the terms and conditions of the Amendment available to any other requesting

telecommunications carrier. Thus, the Amendment does not discriminate against any telecommunications carrier not a party to the Amendment.

        We further find that the terms of the Amendment are not to be considered as a precedential standard for other amendments, nor is it binding on any other carrier not a party to the Amendment.

        We further find that the terms of the Amendment is consistent with the public interest, convenience, and necessity. The Amendment is consistent with the intent of Congress as that intent is revealed in the Act. The Amendment provides for new competitors in the local exchange market, which will likely bring new services, lower prices and other benefits to the public at large and to local telephone service customers in particular.

         IT IS, THEREFORE, ORDERED THAT:

        The Amendment does not discriminate against any telecommunications carrier not a party to the Amendment, and is consistent with the public interest, convenience, and necessity, and therefore, this Commission does hereby approve the
Amendment.

         Chairman Bo Robinson voted /s/Aye; Vice-Chairman George Byars voted /s/Aye;
 Commissioner Nielsen Cochran voted /s/Aye.

         SO ORDERED on this the 8th day of November, 1999.

                                    MISSISSIPPI PUBLIC SERVICE COMMISSION

                                    /s/Bo Robinson
                                    BO ROBINSON, CHAIRMAN

                                    /s/George Byars
                                    GEORGE BYARS, VICE CHAIRMAN

                                    /s/Nielsen Cochran
                                    NIELSEN COCHRAN, COMMISSIONER

ATTEST:  A TRUE COPY

/s/Brian U. Ray
BRIAN U. RAY
Executive Secretary